                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT ("Agreement"), is made and entered into the lst day of May, 2000, by and between Flamingo Financial Services, Inc., a Florida corporation, ("Seller" or "Flamingo") and its sole Stockholders, Gary Fioretti and Michelle Fioretti ("Selling Stockholders"), and CFI Mortgage Inc., a Delaware corporation, West Palm Beach, Florida ("Buyer" or "CFIM").

                                   WITNESSETH:

         WHEREAS, Seller owns certain properties and operates two office buildings thereon located at: 4502 E. Morgan Ave., Evansville, Indiana, 47715 and 1420 Kimber Lane, Evansville, Indiana, 47715 as described on Exhibits A and B attached hereto and made part hereof (The assets listed in Section 2.01, including Exhibits A and B are hereinafter collectively referred to as the "Assets"); and

         WHEREAS, Buyer desires to purchase the Assets and contribute such Assets to its newly formed wholly owned subsidiary, First United MortgageBanc, Inc ("FUMB"); and

         WHEREAS, Seller desires to sell and assign such Assets in consideration for stock of CFIM, upon and in accordance with the terms and conditions contained herein.


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         NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties hereinafter contained, the parties hereto mutually agree as follows;

                                    ARTICLE I

                               PRELIMINARY MATTERS

         Section 1.01. Recitals. The parties acknowledge the recitals herein above set forth in the preamble are correct, are, by this reference, incorporated herein and are made a part of this Agreement.

         Section 1.02. Exhibits. Exhibits (which are documents to be executed and delivered at the Closing by the party identified therein or in the provision requiring its delivery or statements setting forth information about party identified in each such Exhibit) referred to herein and annexed hereto are, by this reference, incorporated herein and made a part of this Agreement, as if set forth fully herein.

         Section 1.03. Use of words and phrases. Natural persons may be identified by last name, with such additional descriptors as may be desirable. The words "herein," "hereby," "hereunder," "hereof," "herein before," "hereinafter" and any other equivalent words refer to this Agreement as a whole and not to any particular Article, Section or other subdivision hereof. The words, terms and phrases defined herein and any pronoun used herein shall include the singular, plural and all genders. The word "and" shall be construed as a coordinating conjunction unless the context clearly indicates that it should be construed as a copulative conjunction.


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         Section 1.04. Accounting terms. All accounting terms not otherwise defined herein shall have the meanings assigned to them under generally accepted accounting principles unless specifically referenced to regulatory accounting principles, Specifically, the calculation of net asset value shall be off set by any and all legal costs, fines, liens, settlements and or judgments,

         Section 1.05. Calculation of time lapse or passage; Action required on holidays. When a provision of this Agreement requires or provides for the calculation of the lapse or passage of a time period, such period shall be calculated by treating the event which starts the lapse or passage as zero; provided, that this provision shall not apply to any provision which specifies a certain day for action or payment, e.g. the first day of each calendar month. Unless otherwise provided, the term "month" shall mean a period of thirty days and the term "year" shall mean a period of 360 days, except that the term "calendar year" shall mean the actual calendar year period. If any calendar day on which action is required to be taken or payment is required to be made under this Agreement is not a Business Day (Business Day being a day on which national banks are open for business where the actor or payor is located), then such action or payment shall be taken or made on the next succeeding Business Day.

         Section 1.06. Use of titles, headings and captions. The titles, headings and captions of articles, sections, paragraphs and other subdivisions contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said articles, sections, paragraphs and other subdivisions.



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                           ARTICLE II: PURCHASE, SALE

                            AND ASSIGNMENT OF ASSETS

         Section 2.01 Purchase, Sale and Assignment of Seller's Assets. Except as limited below and subject to all of the terms, conditions, covenants, agreements, representations, warranties and indemnification's set forth in this Agreement, as of the Closing Date (as defined in Article Two), Buyer shall purchase, acquire and accept from Seller, and Seller shall sell, transfer, convey, assign and deliver to Buyer all right, title, interest and benefit in the Assets as follows:

                  (a) The property at 4502 E. Morgan Ave,, Evansville, Indiana, 47715 and the property at 1420 Kimber Lane, Evansville, Indiana, 47715, having legal descriptions as is set forth on Exhibit A and Exhibit B respectively (collectively the "Buildings").

                  (b) All fixtures located on or attached to the Buildings; and

                  (c) An assignment of all contract rights and leases, including specifically the two (2) leases to MG Investments, Inc. for the Buildings (the "Leases").

         All of the Assets shall be transferred to Buyer free and clear of all liabilities, liens, obligations, security interests, and encumbrances, except as to liabilities specifically assumed.

         2.02 Assumption of Mortgages. Subject to all of the terms, conditions, covenants, agreements, representations, warranties and indemnification's set forth in this

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Agreement, as of the Closing Date, Buyer shall execute an Instrument of
Assumption of Mortgages (the "Assumption Instrument") whereby Buyer agrees to assume liability for and pay in full Sellers two mortgages, aggregating approximately one million five hundred thousand dollars on the Buildings, as attached hereto as Exhibit C, guaranteed by the Selling Stockholders, for which liability is being assumed by Buyer (the "Assumed Mortgages"). (It is understood that the two mortgages are not legally assumable by Buyer.) With respect to the Assumed Mortgages, the Buyer agrees to refinance the Assumed Mortgages as soon as possible (which may take up to two years given the Buyer's financial position. With respect to the claim against Castle Construction in connection with the Kimber Lane Building, it is agreed that if any monies are recovered by Flamingo or the Selling Shareholders, such funds shall be remitted to either Flamingo or selling shareholders; however, if Castle Construction is owed additional amounts for work on the Kimber Lane Building, Flamingo and/or the Selling Shareholders shall be solely responsible and shall indemnify CFIM against any claims, and expenses resulting therefrom.

         Section 2.03 Transaction. In accordance with the terms of this Agreement, on the Closing Date, (a) Flamingo will assign, transfer and deliver to CFIM all of the Assets, including the Buildings as described on Exhibits A and B; and (b) CFIM will issue and deliver to the one share of preferred stock of CFIM ("CFIM Preferred Stock") and common stock purchase warrants exercisable for the purchase of 750,000 shares of CFIM common stock ("Warrants") on the terms set forth below. Not more than twenty four (24) months after the Closing (such period being determined by the time required to complete the appropriate

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and necessary accounting), CFIM will deliver to Flamingo a second share of CFIM
Preferred Stock. The cross deliveries at the Closing are referred to herein as the "Sale".

         Section 2.04. The CFIM Stock and Warrants.

                  (a) One share certificate of CFIM Preferred Stock, which is delivered at the Closing, will have a stated value equal to the appraised value of the Assets as set forth in Section 2.01, minus all liens and liabilities. This share certificate of CFIM Preferred Stock shall be convertible into such number of shares by dividing the value of the preferred stock by six equal three-month periods. The number of shares of common stock into which the portion of the preferred stock which is then convertible can be converted is determined by dividing of the convertible amount of stated value by the average of the closing bid quotation or closing price per share, as the case may be, over the 5 trading days preceding the notice of conversion. Any amount not converted in a previous three-month period may be carried into the next period. (b) The second share certificate, which is delivered after the Closing, will have a stated value equal to two and one half (2 and 1/2) times "FUMB's" net income, before depreciation and amortization ("Net Profits"), during the eighteen month period commencing with the month following the Closing. In calculating Net Profits, "FUMB" shall be allocated not more than 50% of holding company expenses and all other expenses allocated to it shall relate directly to "FUMB". Each issue of Preferred Shares Certificates will not have any preference to payment of dividends or distributions except upon liquidation. In the event any dividends or distributions are paid or made on CFIM's common stock, the number of shares into which the CFIM Preferred Stock would be convertible on the record date for such dividend and distribution shall be determined and holders of the CFIM Preferred Stock

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

shall participate in such dividend or distribution as if the CFIM Preferred Stock had been converted into common stock and will not have any preference to payment of dividends or distributions except upon liquidation. In the event any dividends or distributions are paid or made on CFIM's common stock, the number of shares into which the CFIM Preferred Stock would be convertible on the record date for such dividend and distribution shall be determined and holders of the CFIM Preferred Stock shall participate in such dividend or distribution as if the CFIM Preferred Stock had been converted into common stock.

                  (b) Each Warrant will entitle the holder to purchase one share of CFIM's common stock at an exercise price of $.15 for the initial 250,000 shares, then $.35 for the next 250,000 shares and then $.50 for the next 250,000 shares, for a period ending five years after the issue date. The Warrants shall be non-transferable and shall be adjusted for share divisions, combinations and recapitalizations. The Warrants will be exercisable as of the date of execution of this Agreement. The Warrants and/or the underlying shares of common stock represented by the Warrants and the common shares underlying the first issuance of preferred stock shall enjoy piggyback registration rights at the next available registration by CFIM.

         Section 2.05 Management and operations following the Sale. Following the Sale, "FUMB's" sole director and president shall be Gregory Cutuli who shall report to the Board of Directors of CFIM. FUMB shall be operated totally separately and independently from the Selling Stockholders and their affiliates. The selling shareholders have the right to appoint a designee to the board of directors of CFIM.

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         Section 2.06. Press releases. Neither party will issue a press release regarding the subject matter of this Agreement and the transaction contemplated hereby without the prior approval thereof by the other party and its counsel; provided, that the filing of reports pursuant to the Exchange Act by CFIM and the issue of a press release in connection therewith shall be the entire responsibility and prerogative of CFIM.

         Section 2.07 Transaction costs. Each party shall pay all costs and expenses which it incurs in connection with this Agreement and the transactions contemplated hereby.

         Section 2.08 Merger Prior to Sale. Prior to the closing of the Sale contemplated by this Agreement, the Selling Stockholders shall have caused Premier Realty Corporation ("PMCR"), which is also owned 100% by the Selling Stockholders, to merge (including all of PMCR's assets and the Buildings) into Flamingo, a new Florida corporation, pursuant to the separate Agreement and Plan of Merger ("the Merger Agreement") attached as Exhibit D hereto and incorporated herein.

                                   ARTICLE III

                           CLOSING OF THE TRANSACTION

         Section 3.01. Location, date and time of the Closing. The Closing of the Sale shall be take place as soon as practicable on or before May 15, 2000, unless extended by mutual agreement of the parties (the "Closing").

         Section 3.02. The Selling Stockholders' and Flamingo's obligations at Closing. At the Closing, the Selling Stockholders and Flamingo will deliver to
CFIM:

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         (a) Such deeds, bills of sale with covenants of warranty, endorsements, assignment of leases, assignments, title insurance, and other good and sufficient instruments of transfer and conveyance, as Buyer may reasonably request, as shall be effective to vest in Buyer good and marketable title to the Assets, free of all liens or liabilities, except the Assumed Mortgages; all books and records pertaining to the Assets and Assumed Mortgages; all such other certificates, documents, instruments resolutions and consents as are appropriate for the consummation of the transactions contemplated by this Agreement and as Buyer may reasonably request.

         Section 3.03. Flamingo's obligations at Closing. At the Closing, Flamingo will deliver to CFIM:

         (a) Officers' Certificates and Secretary's Certificates of Flamingo, in the respective forms of Exhibit "F" and Exhibit "G", together with a copy of a certificate of merger of PMCR into Flamingo, which shall be the surviving entity pursuant for the terns of the Merger Agreement.

         Section 3.04. CFIM's obligations at Closing. At the Closing, CFIM will deliver to Flamingo:

         (a) Certificates representing the one share of CFIM Preferred Stock deliverable at Closing and the Warrants, in such names and such denominations as advised by Selling Stockholders not less than two Business Days prior to the Closing of the Sale.

         (b) Officers' Certificates and Secretary's Certificates of CFIM, in the respective forms of Exhibit "F" and Exhibit "G"

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         (c) Instruments of assumption as the Seller may reasonably request, with respect to the Assumed Mortgages and, all such other certificates, documents, instruments, resolutions, consents and papers as are appropriate for the consummation of the transactions contemplated by this Agreement and as Seller may reasonably request.

         Section 3.05. Closing memorandum and receipts. As evidence that all parties deem the Closing to have been completed and the transaction contemplated by this Agreement to have been consummated, the parties jointly will execute and deliver a Closing memorandum acknowledging such completion and consummation. Flamingo, upon receiving shares of the CF1M Stock, as set forth above, will execute and deliver a receipt therefor to CFIM.

         Section 3.06. Waiver of conditions. Notwithstanding Section 11.03, any condition to the Closing which is to the benefit of any party and which is not satisfied prior to or at the Closing will be deemed to be waived by the benefited party or otherwise satisfied and waived by virtue of that party executing the Closing memorandum, except to the extent any such unsatisfied or unperformed condition is expressly preserved in the Closing memorandum for satisfaction or performance after the Closing.

         Section 3.07. Further assurances. At any time and from time to time after the Closing of the Sale, at the reasonable request of any party and without further consideration, any other part(ies) shall execute and deliver such other instruments and documents as such requesting party may deem reasonably desirable or necessary to complete the transactions contemplated by this Agreement.

         Section 3.08. Conditions precedent to CFIM's obligations. All obligations of CFIM hereunder are subject, at the option of CFIM, to the

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fulfillment of each of the following conditions at or prior to the Closing, and the Selling Stockholders and Flamingo shall exert their best efforts to cause each such condition to be so fulfilled:

         (a) All representations and warranties of the Selling Stockholders and Flamingo contained herein or in any document delivered pursuant hereto, specifically including all financial and litigation information with respect to the Assets, shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the date of the Closing of the Sale, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein.

         (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed by the Selling Stockholders and Flamingo, at or before the Closing shall have been duly and properly performed in all material respects to CFIM's reasonable satisfaction,

         (c) Since the date of this Agreement there shall not have occurred any material adverse change in the condition of the Assets of Flamingo.

         (d) All documents required to be delivered to CFIM at or prior to the Closing shall have been so delivered, specifically a title insurance commitment shall be delivered by Flamingo to CFIM showing good and marketable title to the Buildings and related property which is acceptable to CFIM.

         (e) The merger of PMCR into Flamingo shall have occurred with Flamingo as the surviving entity (holding good title to all Assets previously held by PMCR) pursuant to the terms of the Merger Agreement between them.

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         (f) Flamingo shall have obtained votes or written consents to the Sale where the vote or consent of any other party (including holders of Flamingo's equity securities, all of whom shall have waived any statutory appraisal rights) may, in the view of CFIM's counsel, be required for or as a consequence of the Sale, including any estoppel letters, consents or similar documents from tenants of Flamingo.

         (g) None of the Assets of Flamingo shall have suffered or incurred any material damage, destruction or loss (not fully covered by insurance).

         Section 3.09. Conditions precedent to the Selling Stockholders' and Flamingo's obligations. All obligations of the Selling Stockholders and Flamingo at the Closing are subject, at the option of Flamingo and of the Selling Shareholders, to the fulfillment of each of the following conditions at or prior to the Closing, and CFIM shall exert its best efforts to cause each such condition to be so fulfilled.

         (a) All representations and warranties of CFIM contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and as of the Closing.

         (b) All obligations required by the terms of this Agreement to be performed by CFIM at or before the Closing shall have been duly and properly performed in all material respects.

         (c) All documents required to be delivered to Selling Shareholders at or prior to the Closing shall have been so delivered.

         (d) CFIM shall have obtained written consents to the transaction contemplated by this Agreement where the consent of any other party may, in the



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view of Selling Shareholders' counsel, be required for or as a consequence of the transactions contemplated hereby.

         (e) None of the Assets or business of CFIM shall have suffered or incurred, on a consolidated basis, a material damage, destruction or loss (not fully covered by insurance) and which has a materially adverse affect on their respective business and operations.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. The Selling Stockholders' and Flamingo's representations and warranties. The Selling Stockholders and Flamingo, jointly and severally, represent and warrant to CFIM that:

         (a) Flamingo is duly incorporated and existing corporation in good standing under the laws of Florida, has full corporate power to execute and deliver this Agreement, is qualified and in good standing as a foreign corporation in every jurisdiction where the conduct of its business or the nature of its properties require it to be qualified and has delivered to CFIM true copies of its Articles of Incorporation, bylaws and the records of proceedings of its board of directors and stockholders since inception.

         (b) Flamingo has the power to conduct its business as it is now being conducted and to own and lease its properties shown on its most recent balance sheet and used in the conduct of its business.

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         (c) This Agreement has been duly and validly authorized, executed and delivered by Flamingo and constitutes the legal, valid and binding obligation of Flamingo enforceable against it in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of, relating to or affecting stockholders and creditors rights generally and to general equitable principles.

         (d) The execution of this Agreement and consummation of the transaction contemplated hereby does not conflict with and will not result in any adverse consequences to or breach of any agreement, mortgage, instrument, judgment, decree, law or governmental regulation, permit or authorization by Flamingo or in the loss, forfeiture or waiver of any rights or franchise owned by Flamingo, from which Flamingo benefits or which is desirable in the conduct of Flamingo's business or Assets.

         (e) As a result of the Merger, Flamingo has acquired all assets and liabilities of PMCR, including the Assets and, since December 31, 1999 no material transfers of assets of PMCR has occurred, except by effect of the Merger.

         (f) Except for such actions as may have been taken, no further action by or before any governmental or quasi-governmental body or authority of the United States of America or any state or subdivision thereof or any self-regulatory body to which Flamingo is subject is required in connection with the execution and delivery of this Agreement by Flamingo and the consummation of the transactions contemplated hereby.

         (h) The information the Selling Stockholders and Flamingo have delivered to CFIM relating to the Assets of Flamingo and PMCR was, on the date reflected in each such item of information accurate in all material respects and, such information at the date hereof taken as a whole provides full and fair

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disclosure of all material information relating to Flamingo and PMCR and does not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (i) Flamingo is a newly formed Florida corporation into which PMCR has recently has recently been merged.

         (j) Flamingo and PMCR's financial statements delivered to CFIM have been prepared in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated, with respect to the fiscal years ended 1998, and PMCR's interim financial statements through December 31, 1999, and fairly present the financial condition of PMCR's Assets at the dates and indicated.

         (k) Flamingo, by reason of the Merger with PMCR, has good, marketable and insurable title to all of the Assets which currently Flamingo owns, including, without limitation, those reflected in its books and records and in the balance sheet. None of the Assets are subject to any mortgage, pledge, lien, charge, security interest, encumbrance, restriction, lease, license, easement, liability or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise, except as expressly set forth herein or part of the Assumed Mortgages. Flamingo's primary Assets are the Buildings at 1420 Kimber Lane, Evansville, Indiana, and 4502 E. Morgan Avenue, Evansville, Indiana and, as of March 1, 2000, the Buildings are under leases to MG Investments, Inc,, an affiliate of the Selling Stockholders. (A copy of the Leases have been delivered to CFIM.) The Leases are current, valid, in effect and fully enforceable according to their terms. All of the Assets owned by Flamingo are in good operating condition and repair.

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         (1) All of the contracts, agreements, leases, licenses and commitments of Flamingo relative to the Assets (other than those which have been fully performed), copies of all of which have been delivered to CFIM, are valid and binding, enforceable in accordance with their respective terms, in full force and effect and there is not thereunder any existing default or event, which after the giving of notice or lapse of time or both, would constitute a default or result in a right to accelerate or loss of rights and none of such contracts, agreements, leases, licenses and commitments is, either when considered singly or in the aggregate with others, unduly burdensome, onerous or materially adverse to Flamingo's Assets.

         (m) There is no claim, legal action, suit, arbitration, governmental investigation, or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect or to the Selling Stockholders or Flamingo's knowledge threatened, against or relating to the Assets.

         (n) All taxes, including without limitation, income, property, special assessments, sales, use, or other taxes, imposed by the United States or any state, municipality, subdivision, authority, which are due and payable, and all interest and penalties thereon, unless disputed in good faith in proper proceedings and reserved for or set aside, relative to the Assets have been paid in full and all tax returns required to be filed in connection therewith have been accurately prepared and timely filed.

         Section 4.02. CFIM's representations and warranties. CFIM represents and warrants to Flamingo and to the Selling Stockholders that:

         (a) CFIM is a duly incorporated and existing corporation in good standing under the laws of its state of incorporation, has full corporate power to execute and deliver this Agreement, is qualified and in good standing as a foreign corporation in every jurisdiction where the conduct of its business or the nature of its properties require it to be qualified.

         (b) This Agreement has been duly and validly authorized, executed and delivered by CFIM and constitutes the legal, valid and binding obligation of CFIM enforceable against CFIM in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of, relating to or affecting shareholders and creditors rights generally and to general equitable principles.

         (c) The CFIM Preferred Stock, when issued by CFIM and authenticated and delivered by its transfer agent, as contemplated by this Agreement, will be duly and validly authorized, are validly issued and fully paid and non-assessable.

         (d) Except for such actions as may have been taken, no further action by or before any governmental body or authority of the United States of America, including Federal Bankruptcy Court or any state thereof, is required in connection with the execution and delivery of this Agreement by CFIM and the consummation of the transactions contemplated hereby.

         (e) The information CFIM has delivered to Flamingo and the Selling Stockholders was on the date reflected in each such item of information accurate in all material respects and such information at the date hereof, as a whole, did not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; subject in all


                                       17


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respects to other disclosures made to the Selling Stockholders and to information and reports filed by CFIM under the Securities Exchange Act and in U.S. Bankruptcy Court.

         Section 4.03. Nature and survival of representation and warranties; Remedies. All statements of fact contained in this Agreement, any certificate delivered pursuant to this Agreement, or any letter, document or other instrument delivered by or on behalf of the Selling Shareholders, Flamingo or CFIM and their respective officers, pursuant to the terms of this Agreement shall be deemed representations and warranties made by the Selling Shareholders, Flamingo and CFIM, respectively as the case may be, to each other under this Agreement. For purposes of this Section 4.03 and Section 10.01 only, any party or other person seeking to enforce, or claiming the benefit of, any representation and warranty under this Agreement is called a Claimant, and any party or other person against whom a right is claimed is called a Defendant. All representations and warranties of the parties shall survive the Closing and all inspections, examinations or audits on behalf of the parties; provided, however, that all representations and warranties shall terminate and expire, and be without further force and effect whatever from and after the three years from the date hereof, and neither CFIM, Flamingo nor the Selling Shareholders shall have any liability whatsoever on account of any inaccurate representation or warranty or for any breach of warranty, unless a Claimant shall, on or prior to the expiration of such period, serve written notice on a Defendant, with a copy to the Defendant's counsel, setting forth in reasonable detail the breach and any direct, incidental or consequential damages (including amounts) the Claimant may have suffered as a result of such breach.

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                                    ARTICLE V

                            COVENANTS OF THE PARTIES

         Section 5.01. Conduct of business prior to Closing.

         (a) From the date hereof to the Closing, Flamingo will conduct its business and affairs only in the ordinary course and consistent with its prior practice and shall maintain, keep and preserve its Assets in good condition and repair and maintain insurance thereon in accordance with present practices, it will use its best efforts to cooperate and use reasonable efforts to obtain the consent of any lender, landlord, tenant, or other party to any lease or contract with Flamingo, where the consent of such landlord or other party may be required by reason of the transactions contemplated hereby.

         (b) From the date hereof to the Closing, Flamingo shall not (i) dispose of any of its Assets, (ii) engage in any extraordinary transactions without CFIM's prior approval, including but not limited to, directly or indirectly, soliciting, entertaining, encouraging inquiries or proposals or entering into negotiation or agreement with any third party for any lease, sale of Assets by Flamingo,

         Section 5.02. Notice of changes in information. Each party shall give the other party prompt written notice of any change in any of the information contained in their respective representations and warranties made in Article IV, or elsewhere in this Agreement, or the exhibits and schedules referred to herein or any written statements made or given in connection herewith which occurs prior to the Closing.

         Section 5.03. Notice of extraordinary changes. The Selling Stockholders and/or Flamingo shall advise CFIM with respect to any of the following outside of ordinary course of business or which are materially adverse business or


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status of the Assets, including, without limitation, any litigation, regulatory action, or claims, or is likely to result in a breach by the Selling Shareholders or Flamingo of any representations, warranties or covenants contained in this Agreement.

         Section 5.04. Access to information and documents. Upon reasonable notice and during regular business hours, each party will give the other party, its attorneys, accountants and other representatives full access to its personnel (subject to reasonable approval as to the time thereof) and all properties, documents, contracts, books and records and will furnish copies of such documents (certified by officers, if so requested) and with such information with respect to its business, operations, affairs and prospects (financial and otherwise) as it may from time to time request, and the party to whom the information is provided will not improperly disclose the same prior to the Closing. Each party will afford the other party an opportunity to ask questions and receive answers thereto for purposes of due diligence. Any such furnishing of such information or any investigation shall not affect that party's right to rely on the other party's representations and warranties made in this Agreement or in connection herewith or pursuant hereto. The Selling Stockholders acknowledge that information which they receive regarding CFIM and its subsidiaries may include material non public information, their disclosure of which to third parties or their purchase or sale of CFIM's common stock in the public securities markets could result or constitute in violations of the federal securities laws.

         Section 5.05. Cooperation by the parties. Each party hereto shall cooperate and shall take such further action as may be reasonably requested by any other party in order to carry out the provisions, and purposes and transactions contained in this Agreement.

                                   ARTICLE VI

                 SECURITIES LAW MATTERS AND STATUS OF CFIM STOCK

         Section 6.01. Unregistered CFIM Stock. The Selling Stockholders and Flamingo acknowledge that the CFIM Preferred Stock delivered as contemplated by this Agreement, and the underlying CFIM common stock into which it is convertible, is not being registered under the Federal Securities Act of 1933, as amended, ("Securities Act") and the securities laws of the Stockholders' state of residence, and that neither the CFIM Preferred Stock nor CFIM common stock is transferable, except as permitted under various exemptions contained in the Securities Act and applicable state securities law. The CFIM Preferred Stock is not being issued in CFIM's Bankruptcy proceeding, but pursuant to a private placement of securities. The provisions contained in the following sections are intended to ensure compliance with the Securities Act and applicable state securities law. The Selling Stockholders represent and warrant to CFIM that they are "accredited investors" within the meaning of the Securities Act and understand that CFIM intends to rely upon this representation.

         Section 6.02. No transfers in violation of Securities Act, The Selling Stockholders and Flamingo agree not to offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of the CFIM Preferred Stock and CFIM common stock, except after full compliance with all of the applicable provisions of the Securities Act and applicable state securities law.

         Section 6.03. Investment intent. The Selling Stockholders and Flamingo represent and warrant to and covenant with CFIM that they are acquiring the CFIM Preferred Stock for their own account for investment, and not with a view to resale or other distribution; that they currently have no intention of selling, assigning, transferring, pledging, hypothecating or otherwise disposing of all or any part thereof at any particular time, for any particular price, or on the happening of any particular event or circumstance; and they acknowledge that CFIM is relying on the truth and accuracy of their covenants, warranties and representations in issuing the CFIM Preferred Stock without first registering it under the Securities Act.

         Section 6.04. Conditions to sale and investment legend on certificates. The Selling Stockholders and Flamingo agree not to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the CFIM Preferred Stock (or CFIM common stock) for eighteen (18) months following the Closing, unless and until they (i) have delivered to CFIM a written legal opinion in form and substance satisfactory to counsel for CFIM to the effect that the disposition is permissible under the terms of the Securities Act; (ii) have complied with the registration and prospectus delivery requirements of the Securities Act; or
(iii) if more than one year after the Closing, have presented CFIM satisfactory evidence that the transfer will comply with Rule 144 under the Securities Act. The Selling Stockholders and Flamingo further agree that the certificates evidencing the CFIM Stock shall contain the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS A "RESTRICTED SECURITY" AS DEFINED UNDER SAID ACT. ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR

         SALE, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED, EXCEPT BY BONA FIDE GIFT OR INHERITANCE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS SECURITY UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

The Selling Stockholders and Flamingo acknowledge CFIM will also place a "stop transfer" order against any transfer of the CFIM Preferred Stock (or resulting CFIM common stock) until one of the conditions set forth in this section has been met.

         Section 6.05. Indemnification by Flamingo and/or the Selling Stockholders. If at any time in the future, Flamingo or the Selling Stockholders should offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of any of the CFIM Preferred Stock (or resulting CFIM common stock) without registration under the Securities Act, unless an exemption from registration is available, the Selling Stockholders and Flamingo, jointly and severally, hereby agree to indemnify and hold harmless CFIM against and from any and all claims, liabilities, penalties, costs and expenses which may be asserted against or suffered by CFIM as a result of the disposition.

         Section 6.08. State securities law. The Closing is subject to any and all requirements of the laws of the Selling Stockholders' and Flamingo's respective states of residence applying to the offer and sale of securities therein. In no event shall any party be liable to anyone for failure to sell or issue its securities pursuant to this Agreement, unless and until all applicable requirements of the law of the applicable state of the recipient's residence relating to the offer and sale have been satisfied.

                                   ARTICLE VII

                    FEDERAL INCOME TAX MATTERS AND ELECTIONS

         Section 7.01. Responsibility for understanding tax consequences. Each party shall be solely responsible for obtaining it own tax advice with respect to and understanding the federal income tax consequences of the transactions and the federal income tax consequences thereof contemplated by this Agreement.

                                  ARTICLE VIII

                          TERMINATION PRIOR TO CLOSING

         Section 8.01. Termination for Default.

                  (a) CFIM may, by notice to the Selling Stockholders, given in the manner provided below on or at any time prior to the Closing Date, terminate this Agreement if default shall be made by the Selling Stockholders or Flamingo in the observance or in the due and timely performance of any of the covenants and agreements contained, made by or imposed upon it, in this Agreement, if the default has not been fully cured within fifteen days after receipt of the notice specifying the default.

                  (b) The Selling Stockholders or Flamingo may, by notice to CFIM, given in the manner provided below on or at any time prior to the Closing Date, terminate this Agreement if default shall be made by CFIM in the observance or in the due and timely performance of any of its covenants and agreements contained in this Agreement, if the default has not been fully cured within fifteen days after receipt of the notice specifying the default.

                  (c) Notwithstanding Section 2.07, the party giving notice of the other party's default, if the default is not cured as provided in subsection
(a) or (b), above, will be entitled to recover from the defaulting party its costs incurred in connection with this Agreement.

         Section 8.02. Termination. If the Closing does not occur by May 30, 2000, either CFIM or Flamingo or the Selling Stockholders, if the party is not then in default in the observance or in the due or timely performance of any covenants and conditions under this Agreement, may at any time terminate this Agreement by giving written notice to the other.

         Section 8.03. Termination. CFIM may, at its option, terminate this Agreement prior to the Closing if the Assets of Flamingo have suffered any material damage, destruction or loss (whether or not covered by insurance) or Flamingo does not hold good and marketable title to the Assets.

                                   ARTICLE IX

                                     NOTICES

         Section 9.01. Procedure for giving notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered (excluding telephone facsimile and including receipted express courier and overnight delivery service) or mailed by first class certified US, mail, return receipt requested showing name of recipient, addressed to the proper party.

         Section 9.02. Addresses for notices. For purposes of sending notices under this Agreement, the addresses of the parties are as follows:


         As to Flamingo and the Selling Stockholders:         Gary Fioretti
                                                              445 Beringer Drive
                                                              Evansville, Indiana 47715

         Copy to:                                             Robert Faulkner, Esq.
                                                              101 Court Street
                                                              Evansville, Indiana 47711

         As to CFIM:                                          Stephen E, Williams, President
                                                              CFI Mortgage, Inc.
                                                              Suite 309
                                                              631 U.S. Highway 1
                                                              North Palm Beach, Florida 33408

                  Copy to:                                    Bruce W. Keihner, Esq.
                                                              411 S. County Road, Suite 200
                                                              Palm Beach, FL 33480

         Section 9.03. Change of address. A party may change its address for notices by sending a notice of such change to all other parties by the means provided in Section 9.01.

                                    ARTICLE X

                              LEGAL AND OTHER COSTS

         Section 10.01. Party entitled to recover. In the event that any party (the "Defaulting Party") defaults in his or its obligation under this Agreement and, as a result thereof, the other party (the "Non-Defaulting Party") seeks to legally enforce his or its rights hereunder against the Defaulting Party (whether in an action at law, in equity or in arbitration), then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all costs and expenses (including reasonable attorneys' fees and expert witness fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

         Section 10.02. Interest. In the event the Non-Defaulting Party is entitled to receive an amount of money by reason of the Defaulting Party's default hereunder, then, in addition to such amount of money, the Defaulting Party shall promptly pay to the Non-Defaulting Party a sum equal to interest on such amount of money accruing at the rate of 1.5% per month during the period between the date such payment should have been made hereunder and the date of the actual payments thereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Effective date. The effective date of this Agreement shall for all purposes be the date set forth in the introductory paragraph hereto, notwithstanding a later actual date of execution by the parties.

         Section 11.02. Entire agreement. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior agreements, understandings, representations and warranties.

         Section 11.03. Waivers. No waiver of any provision, requirement, obligation, condition, breach or default hereunder, or consent to any departure from the provisions hereof, shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         Section 11.04. Amendments. This Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto and amendment, modification or alteration of, addition to or termination of this Agreement or any provision of this Agreement shall not be effective unless it is made in writing and signed by the parties.

         Section 11.05. Construction. This Agreement has been negotiated by the parties, section by section, and no provision hereof shall be construed more strictly against one party than against the another party by reason of such party having drafted such provision. The order in which the provisions of this Agreement appear are solely for convenience of organization; and later appearing provisions shall not be construed to control earlier appearing provisions. Further, each party acknowledges that it has been represented by counsel.

         Section 11.06. Invalidity. It is the intent of the parties that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision hereof shall be prohibited, invalid, illegal or unenforceable, in any respect, under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity or non enforceability only, without invalidating the remainder of such provision or the remaining provisions of this Agreement; and, there shall be substituted in place of such prohibited, invalid, illegal or unenforceable provision a provision which nearly as practicable carries out the intent of the parties with respect thereto and which is not prohibited and is valid, legal and enforceable.

         Section 11.07. Multiple counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and, taken together, shall be deemed one and the same instrument.

         Section 11.08. Assignment, parties and binding effect. This Agreement, and the duties and obligations of any party shall not be assigned without the prior written consent of the other party(ies). This Agreement shall benefit solely the named parties and no other person shall claim, directly or indirectly, benefit hereunder, express or implied, as a third-party beneficiary, or otherwise. Wherever in this Agreement a party is named or referred to, the successors (including heirs and personal representative of individual parties) and permitted assigns of such party shall be deemed to be included, and all agreements, promises, covenants and stipulations in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. All references to Flamingo herein shall include PMCR by virtue of their recent Merger.

         Section 11.09. Survival of representations and warranties. The representations and warranties made herein shall survive the execution and delivery of this Agreement and full performance hereunder of the obligations of the representing and warranting party, subject to the provisions of Section 4.03.

         Section 11.10. Arbitration. Unless a court of competent jurisdiction shall find that a particular dispute or controversy cannot, as a matter of law, be the subject of arbitration, any dispute or controversy arising hereunder, other than suit for injunctive relief which can be granted only by a court of competent jurisdiction, shall be settled by binding arbitration in West Palm Beach, Florida by a panel of three arbitrators in accordance with the rules of the American Arbitration Association; provided, that the rules of discovery of the U.S. District Court with jurisdiction of the situs of the arbitration shall apply. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The parties may pursue all other remedies with respect to any claim that is not subject to arbitration.

         Section 11.11. Jurisdiction and venue. Any action or proceeding for enforcement of this Agreement and the instruments and documents executed and delivered in connection herewith which is determined by a court of competent jurisdiction not, as a matter of law, to be subject to arbitration as provided in Section 11.10 or which seeks injunctive relief shall be brought and enforced in the courts of the State of Florida in and for Palm Beach County and in the United States District Court for the Southern District of Florida, Palm Beach, and the parties irrevocably submit to the jurisdiction of each such court in respect of any such action or proceeding.

         Section 11.12 Conflict. It is acknowledged that Bruce W. Keihner, Esq., and Robert Faulkner, Esq. have represented CFIM and Flamingo and affiliates with respect to certain legal matters, and each party hereto waives any conflict of interest and acknowledges that each was represented by their own independent legal counsel.

         Section 11.13. Applicable law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the law of the State of Florida applicable to contracts made and to be performed therein (not including the choice of law rules thereof).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, the day and year first above written

(Corporate Seal)                                          CFI Mortgage, Inc., a Delaware corporation

Attest:                                                   By: /s/ Stephen Williams
         /s/ Roger W. Stubbs                                  -----------------------------------------
-----------------------------------------                     Stephen Williams, Chief Executive Officer
Roger W. Stubbs, Secretary
                                                          Flamingo Financial Services, Inc.,
                                                          a Florida corporation

Attest:                                                   By: /s/ Gary A. Fioretti
         /s/ Gary A. Fioretti                                -----------------------------------------
-----------------------------------------                     Gary Fioretti, sole director and officer
Gary Fioretti, Secretary

                                                          The Selling Stockholders

                                                              /s/ Gary A. Fioretti
                                                          --------------------------------------------
                                                          Gary Fioretti


                                                              /s/ Michelle Fioretti
                                                          --------------------------------------------
                                                          Michelle Fioretti



                                   EXHIBIT "F"

                 SELLING STOCKHOLDERS AND OFFICERS' CERTIFICATE

             Pursuant to Article III of the Asset Purchase Agreement

         The undersigned, Gary Fioretti, President and Secretary, of Flamingo Financial Services, Inc., a Florida corporation (the "Corporation"), hereby certifies that he is familiar with the Asset Purchase Agreement, dated April 30, 2000 (the "Agreement"), between the Corporation and CFI Mortgage Inc. ("CFIM") and, to the best of his knowledge, based on reasonable investigation:

                  (a) All representations and warranties of the Selling Stockholders (as defined in the Agreement) and the Corporation contained in the Agreement, and in all Exhibits and Schedules attached thereto containing information delivered by Selling Stockholders and Flamingo to CFIM were true and correct in all material respects when made and when deemed to have been made and are true and correct at the date hereof, except for changes in the ordinary course of business between the date of the Agreement, in conformity with the covenants and agreements contained in the Agreement.

                  (b) All covenants, agreements and obligations required by the terms of the Agreement to be performed by Selling Stockholders and Flamingo at or before the Closing, including the Merger, have been duly and properly performed in all material respects.

                  (c) Since the date of the Agreement there have not occurred any material adverse change in the condition (financial or otherwise) of the Assets of Flamingo.

         IN WITNESS WHEREOF, the undersigned has executed this certificate this April 30, 2000.

Flamingo Financial Service Inc.

BY: /s/ Gary Fioretti
    --------------------------------------
    Gary Fioretti, President and Secretary

Selling Stockholders:


/s/ Gary Fioretti
------------------------------------------
Gary Fioretti


/s/ Michelle Fioretti
------------------------------------------
Michelle Fioretti

                                   EXHIBIT "B"

                             SECRETARY'S CERTIFICATE

         Pursuant to Article III of the Asset Purchase Agreement identified within.

         I, Gary Fioretti, the duly elected, qualified and acting Secretary of Flamingo Financial Services, Inc., a corporation duly organized, existing and in good standing under the laws of Florida, (the "Corporation") do hereby certify that:

         (i) The following is a true and complete copy of Resolution of the Board of Directors of the Corporation taken and adopted on April __, 2000, approving the Asset Purchase Agreement, dated April __, 2000, by and among the Selling Stockholders, the Corporation and CFIM, and that said Resolution has not been rescinded, revoked or modified and is in full force and effect at the date hereof:

         "Resolved, that the Asset Purchase Agreement with CFI Mortgage, Inc. is hereby in all respects ratified and approved; and it is further

         Resolved, that the President and Secretary of the Corporation is hereby authorized to take all actions, and expend all funds necessary or appropriate to effect the foregoing resolution."

         (ii) The persons whose names, titles and signatures appear below are each the duly elected, qualified and acting officers of the Corporation, hold on the date hereof the offices set forth opposite their respective names and the signatures appearing opposite said names are the genuine signatures of said persons:

Name                    Title                             Signature
----                    -----                             ---------

Gary Fioretti           President and Secretary           /s/ Gary Fioretti

         (iii) I am authorized by the Corporation to make the within certifications. IN WITNESS WHEREOF, I have executed this Certificate on April __, 2000.



 (CORPORATE SEAL)

/s/ Gary Fioretti
------------------------
Gary Fioretti, Secretary

I, Gary Fioretti, President of Flamingo Financial Services, Inc,, a Florida corporation, hereby certify that Gary Fioretti is the duly elected, qualified and acting Secretary of Flamingo Financial Services, Inc., and that the signature appearing above is my genuine signature.

IN WITNESS WHEROF, I have executed this Certificate on April __, 2000.

/s/ Gary Fioretti
------------------------
Gary Fioretti, President

                                   EXHIBIT "C"

                               CLOSING MEMORANDUM

         The undersigned parties to that certain Asset Purchase Agreement dated April __, 2000, ("Agreement") do hereby certify one to the other that;

         1. The Closing of the Agreement was completed, as contemplated by the Agreement, April __, 2000 at 2:00 o'clock p.m.

         2. All conditions to each of the parties Closing the Agreement have been satisfied and, to the extent not specifically satisfied, have been waived by the party entitled to waive the conditions; except, the following conditions, if any, are waived only for the purpose of Closing of the transaction contemplated by the Agreement, and are required to be satisfied after the Closing by the party required to satisfy such condition: Completion of the legal transfer of all Assets to CFI Mortgage Inc and issuance of Preferred Stock.

         3. Capitalized terms herein have the meaning assigned to them in the Agreement.

         For the purposes herein set forth, the parties have executed this Memorandum at the date and time written above,

                            CFI Mortgage , Inc

Attest:                     By: /s/ Christopher C. Castoro
                               -------------------------------------------------
/s/ [IILLEGIBLE]               Christopher C. Castoro, Executive Vice President
-------------------------
Secretary

                            Flamingo Financial Services, Inc.

                            By: /s/ Gary Fioretti
                               ------------------------------
                            Gary Fioretti, President


                            Selling Stockholders:

                            /s/ Gary Fioretti
                            ---------------------------------
                            Gary Fioretti


                            /s/ Michelle Fioretti
                            ---------------------------------
                            Michelle Fioretti

                                   EXHIBIT "D"

              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATIONS

Board of Directors
CFI Mortgage, Inc.
Suite 309
631 U.S. Highway 1
North Palm Beach, Florida 33408

Re: Subscription to Purchase Shares

Gentlemen;

         1. Subscription. Pursuant to the terms of, in connection with and for the purpose of closing the Sale contemplated in that certain Asset Purchase Agreement, dated April __, 2000, (the "Agreement") by Flamingo Financial Services, Inc. ("Flamingo") and CFI Mortgage, Inc. (the "Issuer"), I/we hereby subscribe to purchase two shares of convertible preferred stock of the Issuer ("Shares") as contemplated by said Agreement. I/we understand that the offer and sale of the Issuer's shares to me/us is being made in reliance upon an exemption from the registration requirements of the federal Securities Act of 1933, as amended, and from the registration or qualification requirements of the securities laws of the state in which I/we reside. I/we tender this subscription in consideration for the Assets sold by Flamingo to the Issuer pursuant to the terms of the Agreement.

         2. Investment Representations, Warranties and Covenants. The Subscriber(s) represents and warrants to and covenants with the Issuer as follows:

                  (a) I/we have been provided with a copy of the Issuer's most recent annual and quarterly reports filed pursuant to the Securities Exchange Act of 1934, as amended, together with all bankruptcy filings and schedules, including the amended plan of disclosure. I/we carefully reviewed these reports. If I/we have used the services of an investment advisor ("Purchaser's Representative") in making our decision to subscribe to purchase the Shares, this representative has also carefully reviewed the reports with me/us.

                  (b) I/we acknowledge that I/we and my/our representative, if any, have had the reasonable opportunity to ask questions and to examine such supplemental documentation as I/we may deem necessary to make an informed decision concerning investment in the Shares. I/we acknowledge that I/we and my/our representative, if any, have received satisfactory answers to these questions from management of the Issuer and have verified to my/our satisfaction the information in the reports. I/we have relied upon my/our own independent investigation (or that of my/our Purchaser's Representative, if any) identified in paragraph 5 in making my/our decision to buy the Shares.

                  (c) I/we understand the offer and sale of the Shares are not registered or qualified under federal securities laws or the securities laws of my/our state of residence; but, the offer and sale is made instead in reliance upon an exemption from such registration or qualification commonly referred to as the "private placement exemption" and that the requirements for reliance upon such exemption include a provision the I/we purchase the Shares for investment and not with a view toward distribution or resale. I/we understand that the Issuer is under no obligation, and I/we cannot compel the Issuer, to register or qualify the Shares for resale under the laws of our state of residence. I/we understand that I/we will be required to bear the economic risk of the investment for at least one year. I/we understand a notice of these restrictions will be printed on the common stock certificates for the Shares and the warrants, if any, and the transfer agent, if any, will be instructed to honor the notice.

                  (d) I/we are acquiring the Shares for investment for his own account and not with a view to or for the purpose of resale, division, fractionalization or distribution. I/we do not have a present or foreseeable need for the cash invested in the Shares; and, if 1/we borrowed all or a portion of the cash so invested, I/we believes I/we will have the ability to repay such borrowing without selling the Shares. I/we have not predetermined the occurrence of any event or condition upon which I/we intends to sell the Shares.

                  (e) I/we understand the Issuer has recently emerged from Chapter 11 proceedings and has a limited operating history, and investment in the Shares is speculative, and involves high degree of risk, which could result in a complete loss of my/our investment.

                  (f) I/we agree to complete a "Confidential Investor's Questionnaire" in the event that such a questionnaire is needed to demonstrate compliance with the Securities Act and the securities law of our state of residence.

         3. Indemnification. I/we acknowledge that I/we understand the meaning and legal consequences of the representations, warranties and covenants contained in paragraph 2, and I/we agree to indemnify and hold harmless the Issuer, its officers and directors, accountants and counsel from and against all claim, injury, loss, damage and liability due to or arising out of any breach of the representations, warranties or covenants contained in this Subscription

Agreement. The indemnification provided herein shall not expressly, impliedly or in any other manner be deemed to be a waiver of any rights granted to me/us under federal or state securities laws. I/we understand the Issuer and its counsel will rely upon his representations and warranties for the purpose of complying with the requirements of the Securities Act and the securities laws of my/our state of residence.

         4. This Agreement shall be binding upon me/us and my/our heirs, estate(s) and legal representative(s). This Agreement shall not be assignable. This Agreement shall be construed under the laws of the State of Florida.

         5. Subscriber Information. (Please print or type):

Number of Shares requested in payment for services and subscribed to hereby:____

Investor's name or names exactly as they are to appear on the certificates and records of the Issuer:


------------------------------------------

------------------------------------------

------------------------------------------

Title to issue as: individual, joint tenants with right of survivorship, tenants in common, pursuant to Uniform Gifts to Minors Act (name minor), or as trustee (name trust).

------------------------------------------

------------------------------------------

Mailing address, if different


------------------------------------------

------------------------------------------

------------------------------------------


Social Security or Taxpayer I.D. Number(s)


------------------------------------------

Name of Purchaser's Representative, (If none, write none)
                                                          ----------------------


Subscribed this ______ day of April, 2000.

Signature(s) of Subscriber(s)

(sign names exactly as stated above)


------------------------------------------

------------------------------------------

------------------------------------------

Please sign name(s) exactly as it is to appear on the stock certificates and the Issuer's records. All joint owners must sign. When signing in any capacity other than for personal account, please give title and attach evidence of authority.